                                                            EXHIBIT (16)(a)(iii)


                             STRATEGIC INCOME FUND
                        CALCULATION OF DISTRIBUTION RATE
                           PERIOD ENDED JUNE 30, 1998



                         Current Annual Income Per Share
                         -------------------------------
                             Current Offering Price


Class A Shares


                                               $.948
                                              ------
                                              $12.90             = 7.35%



Class B Shares


                                               $.852
                                              ------
                                              $12.29             = 6.93%



Class C Shares


                                               $.852
                                              ------
                                              $12.27             = 6.94%

                              STRATEGIC INCOME FUND
                   CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula
                                        SEC Yield
                                     ------------
                                     1 - Tax Rate

Class A Shares

                                         7.45%
                                       -------
                                       1-36.0%                  = 11.64%

Class B Shares

                                         6.93%
                                       -------
                                       1-36.0%                  = 10.83%


Class C Shares

                                         6.94%
                                       -------
                                       1-36.0%                  = 10.84%


               CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE



Formula
                                 Distribution Rate
                                 -----------------
                                  1 - Tax Rate

Class A Shares

                                         7.35%
                                       -------
                                       1-40.2%                  = 12.29%

Class B Shares

                                         6.93%
                                       -------
                                       1-40.2%                  = 11.59%

Class C Shares

                                         6.94%
                                       -------
                                       1-40.2%                  = 11.61%

                     STRATEGIC INCOME FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998



Formula                                               P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                               $989.41     =     ERV
One year period ended 06/30/98                              1     =     n

TOTAL RETURN FOR THE PERIOD                            -1.06%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,038.91     =     ERV
One year period ended 06/30/98                              1     =     n

TOTAL RETURN FOR THE PERIOD                             3.89%     =     T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998

Formula                                               P(1+T)n     =     ERV

Including Payment of the Sales Charge
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,214.37     =     ERV
Inception through 06/30/98                               4.50     =     n

TOTAL RETURN FOR THE PERIOD                             4.41%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,274.62     =     ERV
Inception through 06/30/98                               4.50     =     n

TOTAL RETURN FOR THE PERIOD                             5.54%     =     T

                     STRATEGIC INCOME FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                         INCEPTION THROUGH JUNE 30, 1998



Formula                           ERV - P
                                  -------
                                     P                            =     T

Including Payment of the Sales Charge
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,314.37     =     ERV

TOTAL RETURN FOR THE PERIOD                            21.44%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,274.62     =     ERV

TOTAL RETURN FOR THE PERIOD                            27.46%     =     T

                     STRATEGIC INCOME FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998


Formula                                               P(1+T)n     =     ERV
Including Payment of the CDSC
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                               $992.62     =     ERV
One year period ended 06/30/97                              1     =     n

TOTAL RETURN FOR THE PERIOD                            -0.74%     =     T

Excluding Payment of the CDSC
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,031.09     =     ERV
One year period ended 06/30/98                              1     =     n

TOTAL RETURN FOR THE PERIOD                             3.11%     =     T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998

Formuula                                               P(1+T)n    =     ERV

Including Payment of the CDSC
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,217.19     =     ERV
Inception through 06/30/98                               4.50     =     n

TOTAL RETURN FOR THE PERIOD                             4.46%     =     T


Excluding Payment of the CDSC
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,230.08     =     ERV
Inception through 06/30/98                               4.50     =     n

TOTAL RETURN FOR THE PERIOD                             4.71%     =     T

                     STRATEGIC INCOME FUND - CLASS B SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                         INCEPTION THROUGH JUNE 30, 1998

Formula                         ERV - P
                                -------
                                   P                              =     T

Including Payment of the CDSC
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,217.19     =     ERV

TOTAL RETURN FOR THE PERIOD                            21.72%     =     T


Excluding Payment of the CDSC
Net Asset Value                                        $12.29
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,230.08     =     ERV

TOTAL RETURN FOR THE PERIOD                            23.01%     =     T

                     STRATEGIC INCOME FUND - CLASS C SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1998


Formula                                               P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                        $12.27
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,020.71     =     ERV
One year period ended 06/30/98                              1     =     n

TOTAL RETURN FOR THE PERIOD                             2.07%     =     T


Excluding Payment of the CDSC
Net Asset Value                                        $12.27
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,030.32     =     ERV
One year period ended 06/30/98                              1     =     n

TOTAL RETURN FOR THE PERIOD                             3.03%     =     T



            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1998



Formula                                               P(1+T)n     =     ERV

Including Payment of the CDSC
Net Asset Value                                        $12.27
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,228.35     =     ERV
Inception through 06/30/98                               4.50     =     n

TOTAL RETURN FOR THE PERIOD                             4.68%     =     T

Excluding Payment of the CDSC
Net Asset Value                                        $12.27
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,228.35     =     ERV
Inception through 06/30/98                               4.50     =     n

TOTAL RETURN FOR THE PERIOD                             4.68%     =     T

                     STRATEGIC INCOME FUND - CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                         INCEPTION THROUGH JUNE 30, 1998


Formula                               ERV - P
                                      -------                     =     T
                                        P


Including Payment of the CDSC
Net Asset Value                                        $12.27
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,228.35     =     ERV

TOTAL RETURN FOR THE PERIOD                            22.84%     =     T

Excluding Payment of the CDSC
Net Asset Value                                        $12.27
Initial Investment                                  $1,000.00     =     P
Ending Redeemable Value                             $1,228.35     =     ERV

TOTAL RETURN FOR THE PERIOD                            22.84%     =     T